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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2006

                             Metal Management, Inc.
             (Exact name of registrant as specified in its charter)

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
          Delaware                       1-33044                  94-2835068
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)
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
 325 N. LaSalle St., Suite 550, Chicago,
                Illinois                                            60610
(Address of principal executive offices)                          (Zip Code)
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Registrant's telephone number, including area code: (312) 645-0700

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2006, Metal Management, Inc. (the "Company"), certain subsidiaries of the Company specified therein, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders, entered into a First Amendment to Amended and Restated Credit Agreement, which amends the Amended and Restated Credit Agreement dated as of May 9, 2006. The purpose of this amendment was to (i) delete the covenant which limited expenditures by the Company for stock repurchases to $50 million during any twelve month period and (ii) remove two legal entities as borrowers as these legal entities were merged or dissolved into existing legal entities.

The foregoing description of the amendment to the credit agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 4.1 hereto and incorporated into
Item 1.01 of this Form 8-K by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

4.1 First Amendment to Amended and Restated Credit Agreement, dated as of October 13, 2006 among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Metal Management, Inc.


October 16, 2006                        By: /s/ Robert C. Larry
                                            ------------------------------------
                                        Name: Robert C. Larry
                                        Title: Executive Vice-President and
                                               Chief Financial Officer

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                                  Exhibit Index

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
EXHIBIT NO.   DESCRIPTION
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
4.1           First Amendment to Amended and Restated Credit Agreement,
              dated as of October 13, 2006 among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National
              Association, in its capacity as agent for the lenders.
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